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                                                                 EXHIBIT (a)(ix)

                               FIFTH THIRD FUNDS

                               Amendment No. 16
                              dated April 1, 2000
                                      to
                             DECLARATION OF TRUST


     Effective April 1, 2000 the Declaration of Trust of Fifth Third Funds, a Massachusetts business trust, is amended as follows:

1. Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

          "Section 5. Establishing and Designation of Series or Class. Without
                      -----------------------------------------------
     limiting the authority of the Trustees set forth in Article XII , Section 8, inter alia, to establish and designate any additional Series or Class, or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust shall be, and hereby are, established and designated as:

             Fifth Third Balanced Fund:
                   Investment A Shares;
                   Investment B Shares;
                   Investment C Shares;
                   Institutional Shares;
             Fifth Third Bond Fund for Income;
                   Investment A Shares;
                   Investment B Shares;
                   Investment C Shares;
                   Institutional Shares;
             Fifth Third Cardinal Fund;
                   Investment A Shares;
                   Investment B Shares;
                   Investment C Shares;
                   Institutional Shares;
             Fifth Third Prime Money Market Fund;
                   Investment A Shares;
                   Investment B Shares;
                   Institutional Shares;
             Fifth Third Equity Income Fund;
                   Investment A Shares;
                   Investment B Shares;
                   Investment C Shares;
                   Institutional Shares;
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                    Fifth Third Government Money Market Fund;
                         Investment A Shares;
                         Institutional Shares;
                    Fifth Third International Equity Fund;
                         Investment A Shares;
                         Investment B Shares;
                         Investment C Shares;
                         Institutional Shares;
                    Fifth Third Mid Cap Fund;
                         Investment A Shares;
                         Investment B Shares;
                         Investment C Shares;
                         Institutional Shares;
                    Fifth Third Municipal Bond Fund;
                         Investment A Shares;
                         Investment B Shares;
                         Investment C Shares;
                         Institutional Shares;
                    Fifth Third Ohio Tax Free Bond Fund;
                         Investment A Shares;
                         Investment B Shares;
                         Investment C Shares;
                         Institutional Shares;
                    Fifth Third Pinnacle Fund;
                         Investment A Shares;
                         Investment B Shares;
                         Investment C Shares;
                         Institutional Shares;
                    Fifth Third Quality Bond Fund;
                         Investment A Shares;
                         Investment B Shares;
                         Investment C Shares;
                         Institutional Shares;
                    Fifth Third Quality Growth Fund;
                         Investment A Shares;
                         Investment B Shares;
                         Investment C Shares;
                         Institutional Shares;
                    Fifth Third Tax Exempt Money Market Fund;
                         Investment A Shares;
                         Institutional Shares;
                    Fifth Third U.S. Government Securities Fund;
                         Investment A Shares;
                         Investment B Shares;
                         Investment C Shares;
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                         Institutional Shares; and
                    Fifth Third U.S. Treasury Money Market Fund;
                         Institutional Shares.
                    Fifth Third Technology Fund;
                         Investment A Shares;
                         Investment B Shares;
                         Investment C Shares;
                         Institutional Shares.
                    Fifth Third Ohio Tax Exempt Money Market Fund;
                         Investment A Shares;
                         Institutional Shares.

     The remainder of Section 5 of Article III of the Declaration of Trust shall remain in effect as previously constituted.

     The undersigned Secretary of Fifth Third Funds hereby certifies that the above-stated Amendment is a true and correct Amendment of the Declaration of Trust, as adopted by the Board of Trustees on the 15th day of March, 2000.

     WITNESS the due execution hereof this 1st day of April 2000.


                                        /s/ Rodney L. Ruehle
                                        -------------------------
                                        Rodney L. Ruehle
                                        Secretary


STATE OF OHIO       )
                    )
COUNTY OF FRANKLIN  )

     On April 1, 2000, there appeared before me the above-named Rodney L. Ruehle, to me personally known, who did acknowledge the foregoing instrument to be his free act and deed in his capacity as Secretary of FIFTH THIRD FUNDS, a Massachusetts business trust.



[SEAL]                                 /s/ Chris D. Weaver
                                       ----------------------
                                       Notary Public
                                       My Commission expires: 12/21/03



[NOTARIAL SEAL]